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                                     EX-10
                Exhibit 10.28.2 Lease; Assignment; Modification

                                EXHIBIT 10.28.2

                  CERTIFICATE OF AUTHORITY AND STOCKHOLDERS

                        CONSENT FOR CORPORATE GUARANTY

The undersigned hereby certifies that the following resolution was duly adopted by the Board of Directors of UNITED AMERICAN FUNDING, INC, a corporation existing under the laws of NEVADA, that the same has not been modified or rescinded and is not in violation of the charter, by-laws or any agreement of said corporation:

      "Resolved that to induce Teddy Bear Havas Motors, Inc. (Lessor), at its discretion, to make leases or otherwise extended credit to or deal with United American Funding, Inc. (Lessee) on such terms in such amounts and at such times as may be approved by Lessor, without notice to or approval from this Corporation, which will be incidental to and in furtherance of the business of this Corporation and to its direct benefit and advantage, this Corporation guarantee to Lessor, its successors and assigns, that said Lessee will promptly and fully pay all sums and perform all obligations to be paid or performed by it in connection with any such lease, credit or other transaction, and any officer of this Corporation is authorized, in its name and on its behalf, to execute and deliver to Lessor a guaranty in such form and containing such provisions as may be acceptable to Lessor".

The undersigned further certifies that the officers of said Corporation and the respective offices held by them are:

/s/ President                          /s/ Treasurer
President                              Treasurer

/s/ Vice President                     /s/ Secretary
Vice President                         Secretary

and that the persons who have signed the Consent of Stockholders below are the holders of all the issued and the outstanding stock of said Corporation.

Signed and sealed this 28th day of July, 1992.



[Corporate Seal]                          /s/ Secretary


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                               LEASE AGREEMENT

      LEASE, made this 28th day of July, 1992, by and between TEDDY BEAR HAVAS MOTORS, INC. a Nevada corporation, (hereinafter called "Lessor") and UNITED AMERICAN FUNDING, INC., a Nevada corporation (hereinafter called "Lessee").

                                 WITNESSETH:

      For and in consideration of the covenants herein contained, and upon the terms and conditions herein set forth, Lessor and Lessee agree as follows:

      1. DESCRIPTION. Lessor hereby leases to Lessee, and Lessee hereby hires and leases from Lessor, the real property described in Exhibit A, attached hereto and by this reference made a part hereof, and the building and other improvements, together with certain equipment and fixtures described in Exhibit B attached hereto and made a part hereof, located on the real property. Except as otherwise provided herein, the term "Premises" or "Leased Premises" shall include the real property and the buildings, improvements, fixtures, and equipment located thereon.. Lessee acknowledges that it has fully examined the Leased Premises and accepts the Leased
Premises in a good condition. Lessor makes no warranties, express or implied, relating to the equipment, fixtures, improvements and building, and Lessee accepts such property "as is" and "where is."

      2.    TERM.

      (a) Original Term. The Premises are leased for a term of give (5) years, to commence on and pursuant to paragraph 42 below, and to end at 12:00 midnight of the day immediately preceding the fifth (5th) anniversary of the commencement date ("Original Term").

      (b) Renewal Term. If Lessee shall not be in default under this Lease, Lessee shall have the option to renew and extend this Lease for an additional term of five (5) years (hereinafter called the "Renewal Term") commencing upon the expiration of the Original Term of this Lease provided in paragraph 2(a) above which option is exercisable by Lessee giving Lessor written notice of exercise of this option at least one hundred eighty (180) days prior to the date of expiration of the Original Term; provided, however, that all of the terms, covenants, promises, conditions and provisions of this Lease shall apply fully and completely to such Renewal Term of the Lease, except that the term shall be as herein provided for the Renewal Term and except as herein provided with respect to the Basic Rent. The amount of the annual Basic Rent as provided in paragraph 3(a) of this Lease shall be changed to the rate provided in paragraph 3(b). For purposes of this Lease "term of this Lease" or "Lease term" means the Original Term plus any extension promptly elected by Lessee pursuant to this subparagraph 2(b).

      3.    RENT

      (a) Basic Rent. During the Original Term of this Lease, Lessee shall pay to Lessor, in advance, rent ("Basic Rent") in the sum of Six Thousand Five Hundred and 00/100 Dollars ($6,500.00) per month plus any additional rent or sum as provided herein, provided, however, that in the event that Lessee becomes a manufacturer's franchisee dealer of new vehicles, recreational vehicles, motor homes, campers, trailers or manufactured housing, the Basic Rent shall be Nine Thousand Five Hundred and No/100 Dollars ($9,500.00) per month, plus any additional rent or sum as provided herein, per month, payable on the fifteenth (15th) day of each month, commencing on and pursuant to paragraph 42 below.

      (b) Basic Rent Escalation. During the Renewal Term of this Lease, Lessee shall pay to Lessor, in advance, the Basic Rent as set forth in subparagraph 3(a) above adjusted to the greater of the Price Index Adjustment or the Fair Market Rent Adjustment as hereinafter provided.

            (i) Price Index Adjustment. For the purpose of this calculation, the Basic Rent provided for in paragraph 3(a) shall be subject to adjustment to reflect the increase, if any, in the Consumer Price Index (all items) for the San Francisco-Oakland-San Jose metropolitan area, published by the United States Department of Labor, Bureau of Labor Statistics ("Index"), which is published for the month of June, 1992 (141.9) in comparison with the Index for June, 1997. The Basic Rent for the Renewal Term shall be set by multiplying the Basic Rent set forth in paragraph 3(a) by a fraction, the numerator of which is the Index for June, 1997, and the denominator of which is the Index for June, 1992 (141.9).



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            If the Index is  changed so that the base year  differs  from that used as of the month immediately preceding the month in which the term commences, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, bureau of Labor Statistics. If the Index is discontinued or revised during the term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised.

            The rent as thus adjusted at the commencement of the first year of the Renewal Term shall be compared with the rent derived from the Fair Market Rent Adjustment pursuant to subparagraph (ii) below and the greater of those figures shall be the Basic Rent during the Renewal Term.

            (ii) Fair Market Rent Adjustment. Within five (5) days following notice by Lessee of the exercise of the option to renew and extend this Lease as provided in paragraph 2(a) above, lessor and Lessee shall each select an "MAI" certified appraiser licensed to practice in the State of Nevada and within said period shall order an appraisal of the fair market rent for the Leased Premises. The appraisers shall complete their appraisals within ninety (90) days of their appointment. The Fair Market Rental shall be the average of the two appraisals. Each party shall be solely responsible for the fees and expenses of its appraiser.

            (iii) Rent Adjustment - No Decrease. In no case shall the Basic Rent be less than the Basic Rent set forth in paragraph 3(a). On adjustment of the Basic Rent as provided in this Lease, the parties shall immediately execute an amendment to the Lease stating the new Basic Rent.

            (iv) Basic Rent Escalation - Payment. During the Renewal Term Lessee shall pay, in advance, to Lessor monthly rental plus any additional rent or sum as provided herein in the amount calculated pursuant to paragraph 3(b) commencing on the first (1st) day of the Renewal Term, provided, however, that in no event shall the rent be payable during the Renewal Term be less than the Basic Rent payable during the Original Term pursuant to paragraph 3(a).

            (v) Basic Rent Escalation - Disputes. In the event of any dispute between the parties as to the manner of computing any adjustment in the Basic Rent, or as to the Price Index to be used, or as to any other matter arising under this paragraph, such dispute shall be determined by arbitration in accordance with the Commercial Rules of the American Arbitration Association, held in Reno, Nevada, and the arbitrators' award shall be final and binding between the parties hereto, and judgment may be entered in a Court of competent jurisdiction. During any such arbitration, the Lessee shall continue to pay rent at the rent theretofore applicable under the terms of this Lease.

      4. USE OF PREMISES. Lessee shall use and occupy the Leased Premises for automobile finance, sales and repair and no other purpose. Lessee shall comply with any and all governmental laws, ordinances, rules and orders applicable to Lessee's occupation or the use of the Premises or to Lessee's business. Lessee shall be responsible for all costs associated with obtaining all licenses or permits for the use and occupancy of the Premises, for the conduct of its business or for making of repairs, maintenance, alterations, additions or improvements, and Lessor, at Lessee's cost, will cooperate with Lessee in applying for such permits or licenses.

      5.    UTILITIES, TAXES, ASSESSMENTS, AND EXPENSES.

      (a) Utilities. Lessee shall pay all charges and connection fees for utilities including, but not limited to, sewage, trash and garbage disposal, electricity, telephone, water, and gas or other fuel or energy furnished to Lessee or consumed by it upon the Leased Premises. Lessee's use of utility services shall not, at any time, exceed the capacity of mains, feeders, ducts and conduits bringing such services to the Premises, provided, however, that Lessee may, at its expense, increase the capacities of mains, feeders, ducts and conduits; further, provided that such increase complies with all governmental laws, ordinances, orders and rules, and is done in a workmanlike manner.

      (b)   Real Estate Taxes.

            (i) The Lessee shall pay and discharge, prior to delinquency all real estate (ad valorem) taxes, water rates, sewer rates, utility payments, occupancy taxes, assessments and/or installments thereof and other duties, charges or payments, ordinary or extraordinary, foreseen or


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unforeseen,  general  or  special,  as  shall  during  the  term  be  imposed, assessed, levied, or become a charge or lien upon the Leased Premises, or any part thereof.

            (ii) Lessor shall not be required to pay any taxes or assessments of any nature imposed or assessed upon fixtures, equipment merchandise or other personal property installed on the Leased Premises at the date of the execution of this Lease or brought thereon by Lessee or others, but such shall be the obligation of Lessee, and Lessee shall promptly pay or cause to be paid, prior to delinquency, all such taxes or assessments as the same become due.

            (iii) Regardless of the validity of the levy, Lessor may, at its option, pay any tax or assessment levied against the Premises and Lessee shall, on demand, immediately reimburse Lessor for such taxes or assessments.

            (iv) Provided that Lessor's title to the Premises is not adversely affected and no assessment or tax lien is allowed to exist thereon, Lessee may contest in good faith, by appropriate proceedings, in the Lessor's and/or Lessee's name, any such taxes, assessments or similar items. At Lessee's request and expense, Lessor agrees to reasonably cooperate with Lessee in any such contest. If Lessee contests taxes and does not pay such taxes, Lessee shall furnish Lessor a surety bond by a qualified insurance company in the full amount of the unpaid property taxes. The bond shall hold the Lessor and the Premises harmless from any damages arising from the contest and insure payment of any judgment.

      (c) Expenses. Lessee shall pay all expenses of the Leased Premises, including, without limitation, each and every item of cost and expense incurred for the maintenance, operation, occupation and use of the Leased Premises, including, without limitation, the cost of all direct labor, supplies, materials, service contracts, equipment, landscaping care, and janitorial service.

      (d) Evidence of Payment. On demand by Lessor, Lessee shall furnish Lessor with satisfactory evidence of any such payments made by Lessee pursuant to subparagraphs 5(a), (b) and 9c) above.

      (e) Net Lease. Lessor and Lessee agree that this Lease shall be construed as, and is intended to be, a Net Lease in which rents shall be absolutely net to Lessor, free of any deductions or setoffs [(except as provided in paragraph 41(b)], and Lessee shall pay all costs, expenses and obligations of every kind relating to the use of the Premises.

      6.     Property and Liability Insurance.

      (a) Lessee shall procure, at its sole cost and expense, a standard fire with extended coverage insurance policy with a recognized insurance company authorized to do business in the State of Nevada, naming Lessor as an additional insured, in the full amount of the replacement cost of the Leased Premises but in no event less than Six Hundred Thousand and No/100 Dollars ($600,000.00).

      (b) Lessee shall, at all times during the term hereof, at its sole cost and expense, procure and maintain in full force and effect a policy of comprehensive public liability hereof, at its sole cost and expense, procure and maintain in full force and effect a policy of comprehensive public liability insurance issued by an insurance carrier approved by Lessor assuring against loss or damage to property occurring from any cause whatsoever in connection with the Leased Premises and parcel no. 040-162-14 or Lessee's use thereof. Such liability shall be in amounts of not less than One Million Dollars ($1,000,000) for bodily injuries to or death of any one person whomsoever, One Million Dollars ($1,000,000) for bodily injuries to or death of any two or more persons whomsoever, arising from the same occurrence, or Six Hundred Thousand Dollars ($600,000) for damage to property, including property of Lessee. All such insurance shall specifically inure the performance by Lessee of the indemnity agreement as to liability for injury to or death of persons and loss of or damage to property contained in paragraph 11 below. Lessor and Lessee shall be named as co-insureds.

      (c) Lessee shall not be required to maintain plate glass insurance but Lessee shall, at its sole cost and expense, replace any plate glass broken or damaged during the term of this Lease.

      (d) Should the Lessee fail to obtain insurance as provided herein, Lessor may obtain such insurance and the premiums on such insurance shall be deemed to be additional rental to be paid by Lessee to lessor on demand. Lessee, at its option, may review, revise, and increase the coverage limits


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at two  (2)  year  intervals  hereunder  during  the  term of  this  Lease  to commercially reasonably coverage limits. Lessee shall direct the insurance company to provide notice of cancellation to be sent to Lessor ten (10) days prior to cancellation of said insurance.

      (e) To the extent permitted by law, each party hereby waives, on behalf of itself and its insurer, all rights of subrogation and claims against the other for loss or damage arising out of the perils normally insured against by standard fire and extended coverage insurance. This paragraph 6(d) is not intended to alter, amend or change the obligations of the Lessee and the Lessor set forth in paragraph 7 hereinafter.

      7.    MAINTENANCE OF PREMISES

      (a) Lessee, at its cost, shall maintain, in good condition, the Leased Premises, which includes without limitation, all of the interior and exterior of the building, fixtures, improvements, equipment, plumbing, electrical, roof, walls, foundation, landscaping, paved areas, sidewalks and vacant areas., Lessor shall not have any responsibility to maintain the Leased Premises. All maintenance alterations, additions, improvements, and repairs shall be at Lessee's expense, made in a good and workmanlike manner, and in full compliance with all governmental rules, laws, orders, and ordinances, whether now in existence or enacted or required during the term of this lease. Lessee, at its cost, shall make any and all alterations, additions, and improvements, (which may be made only upon the prior written consent of Lessor, which Lessor shall not unreasonably withhold or delay, but which may be given subject to such terms and conditions as Lessor may reasonably require), maintenance and repairs to the Premises as required by law, rule, order, ordinance or regulation of any governmental authority in order to use the Leased Premises for purposes provided herein. Lessee agrees that the failure of any component system or the inability to use the Premises, due to the condition of the Premises or lack of any service, shall not be construed as a constructive eviction.

      (b) Should Lessee desire to make any alteration, addition or improvement upon the Premises, it shall transmit to the Lessor a reasonably detailed description of drawings, plans and bids of the work to be performed. Within thirty (3) days of the receipt of the same, Lessor shall notify Lessee in writing whether Lessor approves such work and whether Lessee will be required to remove such alteration, addition or improvement at the end of the Lease term, or whether such alteration, addition or improvement shall remain and revert to the Lessor at the end of the Lease term.

      (c)   Lessee shall commit no act of waste.

      8. INSPECTION BY LESSOR. Upon reasonable notice to lessee (except that no notice need be given in case of emergency), Lessor shall have the right to enter upon Leased Premises from time to time, at any reasonable time during the normal business hours of Lessee, but Lessor shall not be obligated to do so, in order to inspect the Premises and to perform any maintenance, repairs, additions and replacements which Lessor deems necessary or desirable, but this right to enter shall be exercised in such manner as to not unreasonably interfere with Lessee's use and enjoyment of the Leased Premises. Lessee shall have no claim or cause of action for or in the nature of trespass against Lessor by reason thereof. In no event shall Lessee have any claim against Lessor for interruption to Lessee's business, however occurring.

      9.    DAMAGES TO BUILDING/WAIVER OF SUBROGATION.

      (a) Conditions at Termination of Lease and Restoration. If the buildings and/or improvements are damaged by fire or any other cause to such extent that the cost of restoration, as reasonably estimated by Lessor, will equal or exceed twenty-five percent (25%) of the replacement value of the improvements and/or buildings (exclusive of foundations) just prior to the occurrence of the damage, then Lessor may, no later than the sixtieth (60th) day following the damage, give Lessee a notice of election to terminate this Lease, or if the cost of restoration will equal or exceed fifty percent (50%) of such replacement value and if the Premises shall not be reasonably usable for the purposes for which they are leased hereunder, then Lessee may, no later than the sixtieth (60th) day following the damage and prior to the commitment by Lessor to substantial costs for repair and/or restoration, give Lessor a notice of election to terminate this Lease. Upon the occurrence of either election, this Lease shall be deemed to terminate on the thirtieth
(30th) day after the giving of said notice, and Lessee shall surrender possession of the Premises within said thirty (30) days. Provided, however, if the damage to the premises is caused or contributed to by Lessee, its agents, representatives, affiliates, assign, successors, servants, invitees, visitors or licensees, Lessee shall have no right to elect to terminate this


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Lease.  if the cost or  restoration  as  estimated  by Lessor  shall amount to less than twenty-five percent (25%) of said replacement value of the buildings and/or improvements, or if, despite the cost, neither Lessor or Lessee elects to terminate this Lease, Lessor shall restore the buildings and/or improvements and the Premises with all due promptness, subject to force majeure, and the Lessee shall have no right to terminate this Lease. Lessor need not restore fixtures and improvements owned or installed by Lessee or others.

      (b) Abatement of Rent. In any case in which use of the Premises is affected by any damage to the improvements and/or buildings, there shall be no abatement or an equitable reduction in rent.

      10. EMINENT DOMAIN. If Lessee's use of the Premises is materially affected due to the taking by eminent domain of (a) the Premises or any part thereof or any estate therein, or (b) the improvements and/or buildings; then, in either event, this Lease shall terminate on the date when title vests pursuant to such taking. The rent, and any additional rent shall be apportioned as of such termination date, and the rent, and any additional rent shall be apportioned as of such termination date, and the rent, and any additional rent, paid for any period beyond said ate by Lessee shall be repaid to Lessee. Lessee shall not be entitled to any part of the award for such taking or any payment in lieu thereof, but Lessee may file a separate claim for any taking of fixtures and improvements owned by Lessee which have not become the Lessor's property, and for moving expenses, provided the same shall in no way affect or diminish Lessor's award. In the event of a partial taking which does not effect a termination of this Lease does not deprive Lessee of the use of a portion of the Premises, there shall either be an abatement or an equitable reduction of the rent depending on the period for which and the extent to which the Premises so taken are not reasonably unable for the purpose for which they are leased hereunder.

      11. INDEMNIFICATION AND LIABILITY INSURANCE. Lessee covenants that Lessor shall not be liable to the Lessee for any damages or injuries to the property of the Lessee or to the persons or property of any other person, and Lessee agrees that Lessee will hold the Lessor harmless of and from and against any and all claims, liabilities, demands, actions, costs, expenses and attorneys' fees incurred of all persons, whomsoever, who may allege that they have received injuries, or had property damaged, occurring in, on or about the Premises.

      12. SIGNS. Lessee shall the right to install or erect on the Leased Premises or to affix to any building which is a part of the Leased Premises, such signs as it may deem necessary or appropriate to advertise its name and business; provided, however, that such signs and the erection, affixation and maintenance thereof shall at all times be in compliance with all applicable federal, state and local laws, regulations, rules, orders and ordinances.
Upon the termination of this Lease, Lessee shall remove all such signs and shall repair all injury or damage to the Leased Premises done thereby and shall restore, at Lessee's cost, the Leased Premises to its original condition.

      13. DEFAULT OF LESSEE. Any of the following events shall be a default of Lessee: (a) Lessee's default in the payment on the due date of the monthly rent and/or any other payment required of Lessee by this Lease, unless Lessee shall cure such default within ten 910) days after written notice of failure to pay when due such monthly rent and/or payment required of Lessee hereunder; (b) Lessee's default in the performance of any of the other covenants of Lessee or conditions of this Lease, unless Lessee shall cure such default within ten (10) days after notice of such default given by Lessor (or if any such default is of such nature that it cannot be completely cured within such period, then unless Lessee shall commence such curing within ten (10) days after notice of such default given by Lessor and shall thereafter diligently and in good faith proceed and continue to cure such default and shall succeed in curing such default within a reasonable period of time, not to exceed forty-five (45) days; (c) a general assignment for the benefit of Lessee's creditors; or the appointment of a receiver of any property of Lessee or of Lessee's leasehold hereunder in any action, suit or proceeding by or against Lessee if such appointment shall not be vacated or annulled within ten (10) days, or if the interest of Lessee in the Leased Premises shall be sold under execution or other legal process; (d) the sale or attempted sale by or under execution or other legal process of Lessee's leasehold interest hereunder and/or substantially all of Lessee's other assets; (e) assignment by operation of law of Lessee's leasehold interest hereunder other than pursuant to the federal bankruptcy laws, Title 11 USC. no notice given by Lessor pursuant to this paragraph 13 shall be deemed a forfeiture or termination of this Lease unless Lessor so expressly elects in the Notice.

      14. LESSOR'S REMEDIES ON DEFAULT OF LEASE. Upon any default of Lessee as set forth in paragraph 13 of this Lease, Lessor, at Lessor's sole option, may elect and enforce any one or more of the remedies provided herein or allowed, now or later, by law or equity; or currently, elect and enforce multiple remedies from among those remedies provided herein or allowed, now or later, by law or equity. The remedies provided herein are not exclusive, are cumulative and are in addition to any remedies, now or later, allowed by law or equity.

      (a) Termination and Lessee's Liabilities. Lessor shall have the right to terminate this Lease upon giving written notice specifically providing for termination of this Lease. No act by Lessor, including, without limitation, appointment of receiver, acts of maintenance or efforts to relet, shall terminate this Lease. Upon termination of this Lease, Lessee's right to possession, use and enjoyment of the Leased Premises shall cease, and Lessee shall immediately quit and surrender the Leased Premises to Lessor, but Lessee shall remain liable to Lessor as hereinafter provided. Upon termination of this Lease, Lessor may at any time thereafter re-enter and resume possession of the Premises by any lawful means and remove Lessee and/or other occupants and their goods and chattels. In any case where
Lessor has recovered possession of the Premises by reason of Lessee's default, Lessor may, Lessor's sole option, occupy the Premises or cause the Premises to be redecorated, altered, remodeled, divided, consolidated with other adjoining premises, or otherwise changed or prepared for reletting, and may elect the Premises or any part thereof as agent of Lessee of otherwise, for a term or terms to expire prior to, at the same time as, or subsequent to, the original expiration date of this Lease, at Lessor's sole option, and Lessor shall receive the rent therefor. Rent so received shall be applied first to the payment of such expenses as Lessor may have incurred in connection with the recovery of possession, redecorating, altering, dividing, consolidating with other adjoining premises, or otherwise changing or preparing for reletting, and the reletting, including brokerage and reasonable attorney's fees, and then to the payment of damages in amounts equal to the rent and other payments required to Lessee hereunder and to the costs and expenses of performance of the other covenants of Lessee as herein provided. Lessee agrees, in any such case, whether or not Lessor has relet, to pay to lessor damages equal to the rent and other sums herein agreed to be paid by Lessor plus the costs incurred by Lessor in recovering possession, changing and/or preparing the Premises for reletting and the as hereinabove described, as well as the costs and expenses, if any, of performance of other covenants of Lessee as provided in this Lease, less the net proceeds of the reletting, if any, as ascertained from time to time, and the same shall be payable by Lessee on the several rent days as specified in this Lease. Lessee shall not be entitled to any surplus accruing as a result of any such reletting. In reletting the Premises as aforesaid, Lessor may grant rent concessions, and Lessee shall not be credited therewith. No such reletting shall constitute a surrender and acceptance or be deemed evidence thereof. If Lessor elects, pursuant hereto, actually to occupy and use the Premises or any part thereof during any part of the balance of the term as originally fixed or since extended, there shall be allowed against Lessee's obligation for rent, other payments and damages as herein defined, during the period of Lessor's occupancy, the reasonable value of such occupancy, not to exceed in any event the rent and additional rent and other payments herein reserved. In no event shall such occupancy by Lessor be construed as a release of Lessee's liability hereunder. If Lessee is in default of this Lease, Lessor shall have the right to have a receiver appointed to collect rent and conduct Lessee's business. Neither filing of a petition for appointment of a receiver nor appointment of receiver shall constitute an election by Lessor to terminate this Lease, nor shall it constitute a release of Lessee's liability hereunder.

      (b) Acceleration of the Rents. Lessor shall have the right to declare the entire remaining unpaid rents and all other then known payments required of Lessee by this Lease for the full balance of the Lease term to be immediately due and payable. Such declaration of acceleration shall be made by notice provisions of this Lease. Upon notice of declaration of acceleration, Lessee shall immediately pay to Lessor, without further demand or notice, an amount equal to the sum of the entire remaining unpaid rents, renewed and extended term, plus all unpaid other payments required of Lessee by this Lease for the entire Lease term, to the extent the amount of such unpaid rents and other payments can then be determined. Upon timely payment of all the sums and performance of all covenants provided in this Lease, Lessee shall have the right to continue to possess, occupy and enjoy the Leased Premises for the remaining balance of the Lease term, subject to strict observance by Lessee of all the covenants, conditions and other provisions of this Lease and provided that Lessee has not vacated or abandoned the Premises. Lessor shall have the right to immediately enforce the declaration of acceleration as hereinabove provided by means of written notice or any legal action. The foregoing notwithstanding, Lessor shall have the right to declare an acceleration and collection upon same and, in addition, to disposes Lessee and re-enter and take possession of the Premises if Lessee has vacated or abandoned the Premises or if Lessor is dispossessing and evicting Lessee for the purpose of ultimately reducing Lessee's liabilities under this Lease. In the event Lessor shall declare an acceleration and the amounts due are not paid forthwith, then Lessor, at Lessor's sole option, may exercise Lessor's right to terminate this Lease.

      (c) Damages. In any case where Lessor has recovered possession of the Premises by reason of Lessee's default, Lessor may at Lessor's option, and at any time thereafter, and without notice or other action by Lessor, and without prejudice to any other rights or remedies it might have hereunder or at law or equity, become entitled to recover from Lessee, as damages for such default, in addition to such other sums herein agreed to be paid by Lessee, an amount equal to the difference between (i) the sum of the rents and other payments reserved in this Lease and required of Lessee hereunder from the date of such default to the date of expiration of the original term demised, and (ii) the then fair and reasonable rental value of the Premises for the same period as proven by Lessee. Said damages shall become due and payable to Lessor immediately upon such default of this Lease and without regard to whether this Lease be terminated or not, and if the Lease be terminated, without regard to the manner in which it is terminated. In the computation such damages, the difference between any installments of rent and other payments thereafter becoming due and the fair and reasonable rental value of the Premises for the period for which such installment was payable shall not be discounted.

      15. Right to Cure Lessee's Defaults. If Lessee fails to perform any covenant or condition of this Lease, Lessor may, on five (5) days advance notice to Lessee (except that no notice need to be given in case of emergency), cure such default at the expense of Lessee and the reasonable amount of all expenses, including, without limitation, attorney's fees, incurred by Lessor in so doing shall be deemed additional rent payable on demand. Lessee also agrees to pay interest to Lessor on any sums expended by lessor at the rate of twelve percent (12%) per annum from date of payment by Lessor until repaid.

      16. Mechanics' Liens/Encumbrances. Lessee shall keep the buildings, improvements and Premises free and clear of all mechanics' liens, encumbrances, or security interest which result from any work, labor, material, equipment, services furnished to or for Lessee. Lessee shall, within fifteen (15) days after notice from Lessor, discharge or satisfy by bonding (in the full amount of the claim, including fees and costs, and in full compliance with Chapter 108 of Nevada Revised Statutes), any mechanics' liens, encumbrances, security interest or other liens for equipment, material, labor, goods or services claimed to have been furnished to the Premises.

      17.   ASSIGNMENT; SUBLETTING.

      (a) In the event that Lessee desires to assign this Lease or to sublease any or all of the Premises to any other party, Lessee shall communicate all of the terms and conditions of the proposed transaction, including (1) the name, address, financial statement and business of the proposed use of the Premises by the proposed assignee or subleesse, and (2) the proposed use of the Premises by the proposed assignee or sublessee to Lessor, in writing, at least ninety (90) days prior to the effective date of any such assignment or sublease.

      (b) Lessee shall not assign this Lease, without the written consent of Lessor, which consent shall not be unreasonably withheld, but which consent shall be subject to the following terms and conditions:

            (i) The assignee, the assignee's financial statement and the assignee's business and proposed use of the Premises (which shall be limited to an automobile dealership as set forth in paragraph 4 of this Lease) must be a commercially reasonable substitute for Lessee, Lessee's financial statement and Lessee's business and use of the Premises for the purposes of this Lease.

            (ii) No assignment of this Lease, or any interest therein or part thereof, shall relieve Lessee from its duty to perform fully all of the agreements, covenants, and conditions set forth in this Lease.

            (iii) At  the  option  of  Lessor,   execution   by   assignee  or
transferee of a counterpart of this Agreement in which assignee or transferee agrees to be bound by the terms of this Lease.

            (iv) If Lessee or assignee of Lessee is a corporation then, in the event of any dissolution, merger, consolidation, or other reorganization of Lessee, or the sale or other transfer of a "controlling percentage" of the stock of Lessee, or the sale of fifty-one percent (51%) of the value of the assets of Lessee, then such event shall be deemed an assignment pursuant to paragraph 17(a). For purposes of this Lease, "controlling percentage" means the ownership of and the right to vote stock possessing at least fifty-one percent (51%) of the total combined voting power of all classes of Lessee's capital stock issued, outstanding and entitled to vote.

            (v) In the event that any consideration received by Lessee in respect of any valid assignment of this Lease, or any interest therein or part thereof, is in excess of any prepayments of Lessee's rent and other payments under this Lease as of the effective date of the assignment, then Lessor shall have the option either (a) to release Lessee from its duties and obligations, accruing subsequent to the date of valid assignment of this Lease, to perform fully all of the agreements, covenants, and conditions set forth in this Lease, or with respect to the interest therein or part thereof assigned, and to look solely to the assignee for the remaining duties and obligations pursuant to this Lease, in which event Lessor shall be entitled to receive all consideration paid and payable by the assignee (or its affiliates) in connection with the assignment of this Lease, or the interest therein or part thereof, in excess of any prepayments under this lease, but Lessor shall nevertheless be entitled to receive all rent and other payments on account of this Lease, or (b) to continue to hold Lessee liable and responsible for its duties and obligations accruing subsequent to the effective date of the assignment, in which event Lessee shall be entitled to the excess of any rent and other consideration under the sublease over the rent and other payments required to be paid by Lessee pursuant to this Lease for the area sublet.

      (c) Lessee may sublease any portion of the Premises (but not all or substantially all of the Premises); provided, that Lessor consents in writing, which consent shall not be unreasonably withheld, but which consent shall be subject to the following conditions and limitations:

            (i) The sublessee's use of the Premises shall be limited to an automobile dealership as set forth in paragraph 4 of this Lease.

            (ii) The sublessee shall assume, by written instrument, all of the obligations of this Lease, and a fully executed copy of the sublease shall be furnished to the Lessor within ten (10) days of its execution.

            (iii) The Lessee and sublessee, jointly and severally, shall be and remain liable for the observance of all the covenants and provisions of this Lease, including, but not limited to, the payment of rent reserved herein, through the entire term of this Lease.

            (iv) In the event that rent and/or other consideration receivable by Lessee for any subletting shall be in excess of the rent and other payments required to be paid by Lessee pursuant to this Lease for the area sublet, computed on the basis of an average rent per rentable square foot of area sublet, such excess shall be equally divided between Lessor and Lessee, but in all respects this Lease shall remain in full force and effect. lessee shall remit Lessor's portion of such excess payments to Lessor within two (2) business days of the receipt thereof by Lessee. Nothing herein contained shall extend, vary or modify the date upon which rental payments are to be made by Lessee under this Lease as provided in paragraph 3(a) above.

      18. SURRENDER. When this Lease shall terminate in accordance with the terms hereof, Lessee shall deliver up possession of the Leased Premises to Lessor without notice from Lessor other than as may be specifically required by any provision of this Lease. Lessee expressly waives the benefit of all laws now or hereafter in force requiring notice from Lessor with respect to termination.. Except for the equipment and fixtures described in Exhibit B, Lessee shall deliver up possession of the Leased Premises, (including the buildings and improvements), in good condition. Lessee shall return the equipment and fixtures described in Exhibit B in good condition less reasonable wear, tear and obsolescence. Lessee shall, not later than the last day of the term of this Lease, at Lessee's expense, (i) remove from the Leased Premises all personal property of Lessee, (ii) remove from the Leased Premises all fixtures and signs of Lessee, (iii) remove any alterations, additions or improvements made by Lessee that Lessee is required to remove pursuant to subparagraph 7(b) above, (iv) repair all injury or damage done to the Premises by or in connection with installation and/or removal of any and all personal property, fixtures, alterations, additions and/or improvements of Lessee and Lessee, at its cost, shall restore the Leased Premises to the same condition it was in prior to commencement of this Lease. All personal property, fixtures, signs, alterations, additions and improvements not removed by Lessee as hereinabove required, shall be conclusively deemed abandoned and may be kept or removed by Lessor, and Lessee shall reimburse Lessor for the cost of such removal and repair and restoration of any injury or damage resulting from removal. Lessor may have any such personal property or fixtures stored at Lessee's risk and expense.

      19. LESSEE'S ESTOPPEL. Lessee shall, from time to time, on ten (10) days' prior written request by Lessor, execute, acknowledge and deliver to Lessor a tenant estoppel certificate certifying (i) that the Lease is in full force and effect; (ii) that the Lessee is not in default on this Lease or if

Lessee is in default, specifying the nature and extent of the alleged default(s); (ii) that Lessee is in possession of the Premises or if not identifying who is in possession; and (iv) that the Lease has not been assigned and the Premises have not been sublet, or if there has been an assignment or subletting, specifying all of the details.

      20. HOLDOVER TENANCY. If Lessee holds possession of the Premises after the term of this Lease, Lessee shall become a tenant from month to month under the provisions of this Lease, but at a monthly rental of two hundred percent (200%) of the rent for the last month of the Lease term or any renewed or extended term, payable monthly in advance and other payments as provided in this Lease, and such tenancy shall continue until terminated by Lessor upon fifteen (15) days prior notice, or until Lessee shall have given to Lessor a written notice, at least sixty (60) days prior to the intended date of termination, of intent to terminate such tenancy.

      21. ABANDONMENT. During the term of this Lease, Lessee shall not, without first obtaining the written consent of Lessor, abandon the Leased premises, or allow the Leased Premises to become vacant or deserted.
Lessee's failure to occupy and operate the Premises for fifteen (15) consecutive days shall be considered an abandonment or vacation of Premises unless Lessee continues to perform all of its obligations, covenants and duties provided by this Lease and provides reasonable physical security of the Leased Premises by means of watchmen or a security service or other arrangement reasonably satisfactory to Lessor.

      22. RIGHT TO SHOW PREMISES. During the nine (9) months prior to the end of this Lease or at any times when Lessee is in default, Lessor or its representatives may show the Premises to prospective purchasers and Lessee during all usual business hours.

      23. LATE CHARGE. Lessee agrees that any payment due hereunder on rent not paid when due shall bear interest at the rate of twelve percent (12%) per annum from the date due until paid.

      24. QUIET ENJOYMENT. Lessor covenants that if, and so long as, Lessee pays the rent and any additional rent and other payments as herein provided and performs the covenants hereof, Lessor shall do nothing to affect Lessee's right to peaceably and quietly have, hold and enjoy the Premises for the term herein provided, subject to the provisions of this Lease.

      25. LESSOR'S LIABILITY FOR LOSS OF PROPERTY. Lessor shall not be liable for any loss of property from any cause whatsoever, including, but not limited to, theft or burglary from the Premises, and Lessee covenants and agrees to make no claim against Lessor for any such loss at any time.

      26. BROKER. Lessee and Lessor represent to each other that each party has not had any dealings or commitments with any broker or finder with respect to this Lease other than Pat Champbell and Associates, Pat
Campbell-Cozzi, Broker. Each party shall indemnify and hold the other harmless from any and all claims of any other brokers arising out of or in connection with the negotiations or the entering into this Lease by Lessee and Lessor.

      27. PERSONAL LIABILITY. Notwithstanding anything to the contrary provided in this Lease, Lessee specifically acknowledges and agrees, that there shall be absolutely no personal liability on the part of Lessor, its successors, assigns or any mortgagee in possession (for the purposes of this paragraph, collectively referred to as "Lessor"), with respect to any of the terms, covenants and conditions of this Lease and that Lessee shall look solely to the equity of Lessor in the Premises for the satisfaction of each and every remedy of Lessee in the event of any breach by Lessor of any of the terms, covenants and conditions of this Lease to be performed by Lessor, such exculpation of liability to be absolute and without any exceptions whatsoever.

      28. NO OPTION. The submission of this lease for examination does not constitute a reservation of, or option for, the Premises, and this Lease becomes effective as a Lease only upon execution and delivery thereof by Lessor and Lessee.

      29. NOTICES. Any notice by either party to the other shall be in writing and shall be deemed to have been duly given only if delivered personally or sent by registered mail or certified mail in a postpaid envelope addressed, if to Lessee , at __________________________; if to Lessor, at 1500 South Virginia, Reno, NV 89502, with a copy to Mortimer Sourwine Mousel & Sloane, Ltd., Attention: Douglas A. Sloane, 333 Marsh

Avenue, Reno, Nevada 89509; or to such other address as Lessee or Lessor, respectively, may designate by written notice in accordance with this paragraph. Notice shall be deemed to have been effective and duly given, if delivered personally, on delivery thereof, and if mailed, upon the fifth
(5th) day after mailing thereof. Any notice to terminate Lessee's possession shall be given pursuant to statute.

      30. ATTORNEY FEES. In the event either party hereto shall employ an attorney to enforce any of the conditions of this Lease, at law or in equity, the prevailing party (as determined by the Court or an Arbitrator) shall be entitled to reimbursement from the other party of all costs and expenses incurred or paid in so doing, including, but not by way of limitation, all attorney fees and costs incurred or paid at any time or times in connection therewith, whether the matter is handled by arbitration or by legal action at the trial court level and at any and all appellate court levels.

      31.   AMENDMENTS,   MODIFICATIONS,   ETC.  No  change,  modification  or
termination of any of the terms, provisions, covenants, promises or conditions of this Lease agreement shall be effective unless made in writing and signed or initialed by all parties hereto, their successors or assigns.

      32. ENTIRE AGREEMENT. This Lease agreement, including all exhibits and schedules referenced herein and attached hereto, constitutes the entire agreement between the parties hereto, pertaining to the subject matters hereof, and it supersedes all negotiations, preliminary agreements, and all prior and contemporaneous discussions and understandings of the parties in connection with the subject matters hereof. Except as otherwise expressly provided herein, no covenant, representation, promise or condition not expressed in this Lease agreement, or in an amendment hereto made and executed in accordance with this Lease agreement, shall be binding upon the parties hereto or shall affect or be effective to interpret, change or restrict the provisions of this Lease agreement.

      33. APPLICABILITY TO HEIRS, ASSIGNS AND SUCCESSORS. The provisions of this Lease apply to, bind and inure to the benefit of Lessor and Lessee, and their respective heirs, successors, legal representatives and assigns.

      34. WAIVER. Lessee agrees that the failure of Lessor in one or more instances to insist upon strict performance or observance of one or more of the covenants or conditions hereunder, or in any other Lease, or to exercise any rights, remedies, privileges, or option provided by law or in equity or provided or reserved to Lessor in this lease, or in any other Lease, shall not operate or be construed as a relinquishment or waiver for the future of such covenant or condition or of the right to enforce the same or to exercise such right, remedy, privilege or option, but rather, the same shall continue in full force and effect. The receipt and acceptance by Lessor of rents and/or additional rents and/or other payments hereunder, or any part or portion thereof, shall not be a waiver of any other rents and/or additional rents and/or any other payments hereunder, or any part or portion thereof, and such receipt and acceptance by Lessor, though with knowledge on the part of Lessor of the waiver of such breach or a waiver of any right, remedy, privilege or option of Lessor arising hereunder or at law or in equity on account of such breach in the absence of such receipt or acceptance. The receipt and acceptance by Lessor of delinquent rent shall not constitute a waiver of any default, but it shall constitute only a waiver of timely payment of the particular monthly rental payment due, and shall not prevent Lessor from enforcing, in the future, timely payment of rent. No waiver by lessor of any of the provisions of this Lease, or of any of Lessor's rights, remedies, privileges or options under this Lease shall be deemed to have been made unless the Lessor specifies such waiver in writing. If Lessor shall consent to the assignment of this Lease or to a subletting of all or a portion of the Premises, or if any such assignment or subletting may be made hereunder without Lessor's consent, no further assignment or subletting shall be made without the prior written consent of Lessor. This provision with respect to an assignment or subletting without Lessor's consent shall not constitute a waiver, or in any way lessen Lessor's rights and remedies with respect to an assignment or subletting made without Lessor's consent.

      35. GOVERNING LAW. This Lease agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

      36. SEVERABILITY. If any paragraph, subparagraph or other provision of this Lease agreement, or application of such paragraph, subparagraph or provision, is held invalid, then the remainder of the Lease agreement, and the application of such paragraph, subparagraph or provisions to persons, parties or circumstances other than those with respect to which it is held invalid, shall not be affected thereby.

      37. PARAGRAPH HEADINGS. The paragraph headings in this Lease and position of its provisions are intended for convenience only and shall not be


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

taken into consideration in any construction or interpretation of this Lease or any of its provisions. The words "hereof", "herein", "hereunder: and words of similar import, refer to this Lease agreement as a whole.

      38. SECURITY DEPOSIT. Lessee, concurrently with the execution of this Lease, has deposited with Lessor the sum of Six Thousand Five Hundred Dollars ($6,500.00) receipt of which is hereby acknowledged by Lessor. Said deposit shall be held by Lessor as security for the full and faithful performance by Lessee to be kept and performed during the term hereof, provided that Lessee shall not be excused from the payment of any rent herein reserved or any other charge herein provided. If Lessee defaults with respect to any provision of this Lease, Lessor may, but shall not be required to, use or retain all of part of such security deposit for payment of any rent, to repair damages to the Leased Premises, to clean the Leased Premises or to compensate Lessor for any reason of Lessee's default. If any portion of said deposit is so used or applied, Lease shall, within five (5) days after written demand therefor, deposit cash with Lessor in an amount sufficient to restore the security deposit to its original amount.

      Lessor shall not be required to keep such security deposit separate from its general funds, and Lessee shall not be entitled to interest on such deposit. Should Lessee comply with all of said terms, covenants and conditions and promptly pay all the rental provided for as it falls due, and all other sums payable by Lessee to Lessor hereunder, then the said deposit shall be returned to Lessee thirty (30) days after the end of the term of this Lease or after the last payment due from Lessee to Lessor, whichever last occurs. In the event of sale or transfer of the center or any portion thereof containing the Leased Premises, if Lessor transfers the security to the vendee or transferee for the benefit of Lessee, or if such vendee or transferee assumes all liability with respect to such security, Lessee shall be considered released by Lessee from all liability for the return of such security, and Lessee agrees to look solely to the new lessor for the return of the security, and it is agreed that this paragraph 38 shall apply to every transfer or assignment to a new lessor. Said deposit shall not be assigned, transferred or encumbered by Lessee, and any attempt to do so by Lessee shall not be binding upon Lessor.

      39. AGREEMENT TO BE CONSTRUED IN ACCORDANCE WITH INTENT. Lessor and Lessee agree that this Lease shall be construed in accordance with its intent and without regard to any presumption or other rule requiring construction against the Lessor or the party causing the same to be drafted.

      40. LESSOR'S LIEN. Lessor shall have a first and prior lien for the rents and charges herein reserved upon the furniture, fixtures and personal property of Lessee situated upon the premises and said furniture, fixtures, machinery and personal property shall not be removed from said Premises until said rent and charges are fully paid.

      41.   SUBORDINATION OF LEASE.

      (a) Subordination. This Lease shall be subject and subordinate to any mortgages and/or deeds of trust which may now or hereafter affect the real property of which the Premises form a part, and also to all renewals, modifications, amendments, consolidations and replacements of said mortgages or deeds of trust. Although no instrument or act on the part of Lessee shall be necessary to effectuate such subordination, Lessee will, nevertheless, execute and deliver such further instruments confirming such subordination of this Lease as may be desired by Lessor, or by the holders of said mortgages or deeds of trust. Lessee hereby appoints Lessor attorney-in-fact, coupled with an interest, irrevocably, to execute and deliver any such instrument for Lessee. Lessor, at its option, may record this Lease and Lessee shall, upon reasonable request of Lessor, execute duplicate originals in recordable form.

      (b) Non-Disturbance. In the event, Lessor seeks financing in which the lender requires a mortgage or deed of trust on the Premises, then:

            (i) Lessor shall use its best efforts to obtain from the lender an agreement to the effect that so long as Lessee is not in default under this Lease then the holder of said mortgage or deed of trust shall not unreasonably interfere with Lessee's use or occupancy of the Premises.

            (ii) If Lessor fails to obtain said agreement from the lender then Lessee shall have the right, but without obligation to do so, to cure any default of Lessor under the terms of any mortgage or deed of trust given on the Premises and offset the cost to cure the default against the rent due hereunder; provided, that Lessee gives Lessor fifteen 915) days advance


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

notice, and such notice provides (1) that Lessee will cure the default, (2) the date Lessee will cure the default; (3) whether Lessee intends to offset the cost to cure against rent due hereunder, and (4) a reasonably detailed description of the cost involved in curing the default; and, further provided, that Lessor does not cure such default within fifteen 915) days after receipt of such notice.

      (c)   Cooperation  by Lessee.  Upon the  request of any  lender,  Lessee
shall  provide  information  so  requested,   including,  without  limitation,
Lessee's financial statement.

      42. LEASE COMMENCEMENT. Lessee may enter the Leased Premises upon acquisition of all insurance required by paragraph 6 and following the preparation by Lessor of an inventory of the equipment and fixtures to be included in Exhibit B for the purposes of preparing to commence business. Notwithstanding the foregoing, the term of this Lease shall commence, and the first monthly installment of rent shall become due and payable on the earlier to occur of the following events: (i) Lessee's commencement of business; or
(ii) August 15, 1992. In the event that Lessee becomes a manufacturer's franchisee dealer of new vehicles, recreational vehicles, motor homes, mobile homes, campers, trailers or manufactured housing, Lessee shall pay Basic Rent at the rate of Nine Thousand Five Hundred and 00/100 Dollars ($9,500.00) per month commencing with the month in which Lessee achieves such status pro rated for the actual number of days in that month that Lessee so conducts business and for each month thereafter during the Original Term.

      43.   HAZARDS SUBSTANCES.

      (a) Lessee shall not cause or permit any Hazardous Material to be brought upon, kept or used in or about the Leased Premises by Lessee, its agents, employees, contractors, or invitees, except for such Hazardous Material as is necessary or useful to Lessee's business.

      (b) Any Hazardous Material permitted on the Leased Premises as provided in subparagraph (a) above, and all containers therefor, shall be used, kept, stored and disposed of in a manner that complies with all federal, state and local laws or regulations applicable to any such Hazardous Materiel.

      (c) Lessee shall not discharge, leak or emit, or permit to be discharged, leaked or emitted, any material into the atmosphere, ground, sewer system or any body of water, if such material (as determined by the Lessor or any governmental authority) does or may pollute or contaminate the same, or may adversely affect (1) the health, welfare or safety of persons, whether located on the Leased Premises or elsewhere; or (2) the condition, use or enjoyment of the Leased Premises or any other real or personal property.

      (d) At the commencement of each Lease Year, Lessee shall disclose to Lessor the names and approximate amounts of all Hazardous Material which Lessee intends to store, use or dispose of on the Leased Premises in the coming Lease Year. In addition, at the commencement of each Lease Year, beginning with the second Lease Year. Lessee shall disclose to Lessor the name and amounts of all Hazardous Materials which were actually used, stored or disposed of on the Leased Premises if such materials were not previously identified to Lessor at the commencement of the previous Lease Year.

      (e)   As used herein, the term "Hazardous Material" means:

            (i)   Any   "hazardous   waste"  as   defined   by  the   Resource
Conservation and Recovery Act of 1976, as amended from time to time, and regulations promulgated thereunder.

            (ii) Any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, and regulations promulgated thereunder;

            (iii) Any oil, petroleum products, and their byproducts; and

            (iv) Any substance which is or becomes regulated by any federal, state or local governmental authority.

      (f) Lessee agrees that it shall be fully liable for all costs and expenses related to the use, storage and disposal of Hazardous Material kept on the Leased Premises by Lessee, and the Lessee shall give immediate notice to the Lessor of any violation or potential violation of the provisions of this paragraph 43. Lessee shall defend, indemnify and hold harmless Lessor and its Agents from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses (including, without limitation, attorneys' and consultant fees, court costs, and litigation expenses) of which kind or nature, known or unknown, contingent or arising out of or in any way related to:

            (i) The presence, disposal, release or threatened release of any such Hazardous Material which is on, from or affects soil, water, vegetables, buildings, personal property, persons, animals or otherwise;

            (ii) Any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Material;

            (iii) Any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Material; or

            (iv) Any violation of any laws applicable thereto. The provisions of this paragraph 43 shall be in addition to any other obligations and liabilities Lessee may have to Lessor at law or equity and shall survive the transactions contemplated herein and shall survive the termination of this Lease.

      44. EMERGENCY ACCESS. Lessee shall have the non-exclusive right, in common with Lessor and all others to whom Lessor has or may hereafter grant similar rights, to access to parcel no. 040-162-14 for emergency egress and ingress to the Leased Premises. Lessee does hereby covenant and agree to indemnify, save and hold Lessor free, clear and harmless from any and all liability, loss, damages, costs, expenses, including attorneys' fees, judgments, claims, liens and demands of any kind whatsoever on connection with, arising out of, or by reason of the exercise of Lessee's right of access hereby granted and Lessee agrees to include the exercise of such right within the coverages of the policy of liability insurance to be procured by Lessee under and pursuant to paragraph 6(b) above.

      45. INTERRUPTION OF SERVICES OR USE. Lessee's inability to use any of the equipment or fixtures listed in Exhibit B or interruption of any service to the Premises shall not entitle Lessee to any claim against Lessor or to any abatement in rent, and shall not constitute a constructive or partial eviction. In no event shall Lessee be entitled to claim a constructive eviction from the Premises, unless Lessee shall first have notified Lessor in writing of the condition or conditions giving rise thereto, and, if the complaints be justified, unless Lessor shall have failed within a reasonable time, after receipt of such notice, to commence and proceed with due diligence to remedy the condition.

      46. AGENCY DISCLOSURE. Attached hereto as Exhibit C is an Agency Disclosure Statement which is by this reference incorporated herein as if set forth in haec verba.

      47. COUNTERPARTS. This Lease may be executed in counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

      IN WITNESS WHEREOF , the parties have hereunto set their hands the day and year first above written.

LESSOR
TEDDY BEAR HAVAS MOTORS, INC., a Nevada corporation

By:   /s/ Paul P. Havas
      PAUL P. HAVAS
      Its President

LESSEE
UNITED AMERICAN FUNDING, INC., a Nevada corporation

By:   /s/ United American Funding, Inc.
      Its President

STATE OF NEVADA   )
                  ) ss.
County of Washoe  )


      On this 28th day of July, 1992, personally appeared before me, a Notary Public, PAUL P. HAVAS, known to me or proved to me on the basis of satisfactory evidence to be the President of TEDDY BEAR HAVAS MOTORS, INC., a Nevada corporation, the person whose name is subscribed to the within Lease Agreement, and who acknowledged that he/she executed the foregoing Lease Agreement on behalf of said corporation.

                                    /s/ Notary Public







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